Exhibit 99.1
Vicor Technologies, Inc. (OTCBB: VCRT) A Medical Diagnostic Company Dedicated to the Commercialization Of Breakthrough Risk Stratification Technology

2 Safe Harbor Statement Forward-looking statements in this presentation are based on current plans and expectations that are subject to uncertainties and risks, which could cause our future results to differ materially. The following factors, among others, could cause our actual results to differ: our ability to generate revenues from the sale of the PD2i Analyzer(tm), our ability to obtain FDA approval of our 510(k) submission to secure a claim for the PD2i CA(tm)(Cardiac Analyzer) for risk stratifying congestive heart failure patients at elevated risk of cardiac mortality and our ability to obtain marketing clearance from the FDA for the PD2i VS(tm) (Vital Sign) for military and civilian applications; our ability to continue to receive financing sufficient to continue operations and complete critical clinical trials; our ability to continue as a going concern; our ability to successfully develop products based on our technologies; our ability to obtain and maintain adequate levels of third-party reimbursement for our products; the impact of competitive products and pricing; our ability to receive regulatory approval for our products; the ability of third-party contract research organizations to perform preclinical testing and clinical trials for our technologies; the ability of third-party manufacturers to manufacture our products; our ability to retain the services of our key personnel; our ability to market and sell our products successfully; our ability to protect our intellectual property; product liability; changes in federal income tax laws and regulations; general market conditions in the medical device and pharmaceutical industries; and other matters that are described in Vicor's Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent filings with the Securities and Exchange Commission. Forward-looking statements in this presentation speak only as of the date of the presentation and we assume no obligation to update forward-looking statements or the reasons why actual results could differ.

3 Company OverviewMarket Opportunity OverviewPD2i Technology OverviewProduct Overview

Company Overview

- **Vicor is a medical diagnostics company, focused on commercializing non-invasive diagnostic technology products based on its patented, proprietary algorithm (the "PD2i® Algorithm") and software**
- **The PD2i Algorithm and related software facilitates the ability of a physician to accurately risk stratify a specific target population to predict future pathological events. The initial targeted markets are:**
  - Diabetics with autonomic nervous system dysfunction
  - Cardiology patients at risk of cardiac events and cardiac mortality
  - Trauma patients in need of life saving intervention
- **Vicor is currently commercializing three proprietary diagnostic medical products based on the PD2i® Algorithm and software:**
  - PD2i Analyzer™: Identifies diabetic patients suffering from autonomic nervous system dysfunction
  - PD2i Cardiac Analyzer™: Identifies patients at an elevated risk of suffering cardiac mortality
  - PD2i-VS™ (Vital Sign): Quickly evaluates the severity of critically-injured soldiers and civilians to determine the need for immediate life saving intervention
- **Based in Boca Raton, FL, Vicor was founded in 2000 and currently employs 12 employees**

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Market Opportunity The total initial domestic target market for diagnostic products utilizing the PD2i Algorithm is 77 million people:23.6 million diabetics (autonomic nervous system testing) - $1.9 billion market15 million immediate at-risk cardiac patients (cardiac mortality) - $1.2 billion market38 million annual trauma events (car accidents, etc) - $0.8 billion market 5 77 Million PotentialPatientPopulation $3.9 Billion Market for PD2i

PD2i Technology Overview

What is the PD2i Algorithm?

- A non-invasive, proprietary, patented software and algorithm predictive of future pathological events, including autonomic nervous system dysfunction, cardiac mortality and imminent death from trauma

How does the algorithm work?

- The PD2i Algorithm measures Heart Rate Variability (HRV)
  - Non-linear, non-stochastic mathematical model
  - Heart rate variation is controlled by sensory motor loops (temperature, pH level, blood pressure, etc.)
  - If the body is threatened by disease or trauma, the brain tries to marshal the forces in the body to act in concert
  - The PD2i metric measures the degrees-of-freedom of the heart rate variability signal
  - A low PD2i score indicates the body is threatened

Results in:

- High (~100%) sensitivity
  - Correctly identifying those not at risk
- High (~86%) specificity
  - Correctly identifying those at risk
- High statistical certainty of results

Why is it superior to other HRV and vital sign technologies?

- More accurate predictive ability (not affected by irregularities in heart rhythm or intrinsic heart disease)
- Short data collection window: 2-20 minutes depending upon application
- Performed on a resting patient (less risky)
- User friendly and non-invasive

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Product Overview



PD2i Analyzer and Cardiac Analyzer

- **Product**
  - 4-lead (12-lead at physician's option) ECG cable with automated blood pressure device paired via USB with a laptop
  - User-friendly Windows-integrated device that is lighweight and portable
- **Process**
  - Laptop utilizes proprietary collection software, accesses the internet and sends recorded ECG data to Vicor's remote secure server for analysis by the PD2i proprietary algorithm and software
  - Physician instantly receives electronic medical record and a report that the physician interprets to determine whether the patient is at risk
  - Software records physician use to enable monthly automated billing

PD2i-VS

- PD2i-VS is a product under development
- ECG measurement only (no blood pressure collection)
- Will be used as a diagnostic/triage tool in trauma patients
- While the data collection window for the Analyzer and the Cardiac Analyzer is 20 minutes, the PD2i-VS can identify those trauma victims at risk of imminent death and in need of a life saving intervention in under 3 minutes

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8 Autonomic Nervous System (ANS) - PD2i Analyzer(tm)Market OpportunityMilestones and Marketing PlanCompetitive Advantages

Autonomic Nervous System (ANS) - PD2i Analyzer™ Market Opportunity

- **What is the Autonomic Nervous System (ANS)?**
  - ANS acts as a control system for the body. It is part of both the central and peripheral nervous system, controlling organs and muscles involuntarily (heart rate, blood pressure, respiration, salivation, etc.)
  - ANS Dysfunction is a complication of diabetes: if left untreated, leads to potentially deadly diabetic autonomic neuropathy (DAN)
  - Cardiovascular autonomic neuropathy (CAN) is a form of DAN (17% of type I and 22% of type II diabetics)
- **Large untapped market**
  - 23.6 million diabetic patients
  - Growing obesity epidemic contributes to increase in the prevalence of diabetes
  - 47.2 million tests annually: $1.9 billion market for the PD2i Analyzer
- **How is DAN tested?**
  - Patient history and physical examinations proved ineffective in the early detection of DAN
  - Heart Rate Variability (HRV) measurement is now considered the standard of care for diagnosing DAN/CAN in diabetics
- **Early ANS Dysfunction diagnosis:**
  - Permits physicians to properly diagnose the cause of many presenting symptoms (dizziness, palpitations, etc.)
  - Permits physicians to adjust/select medications appropriately
  - Reduces/eliminates effects of ANS dysfunction
- **ANS/DAN testing reimbursable under currently existing CPT codes**

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Autonomic Nervous System (ANS) - PD2i Analyzer™ Milestones and Marketing Plan

- **Received 510(k) marketing clearance from the FDA in December 2008**
  - Enables Vicor to market and distribute the PD2i Analyzer™ for measurement of Heart Rate Variability
  - Clinical significance of the data determined by physician

- **PD2i Analyzer™ product sales launch in January 2010**
  - PD2i currently in use for ANS dysfunction testing in diabetic patients
  - Reimbursement by Medicare, Medicaid and private insurers through existing CPT codes

- **510(k) for Normal Range Study to be submitted in 2H 2010**
  - Study will enable Vicor to establish "normal" ranges
  - Physicians will be able to interpret results as abnormal or normal

- **Marketing Plan**
  - Substantial revenue generation capability with existing 510(k)
  - Initial distribution agreement with VF Medical (25 independent sales reps in NC and SC)
  - In-house sales efforts to initially focus on stockholder physicians and members of its National Cardiac Panel
  - Roll out in Q2 and Q3 2010 in other states (sales personnel, additional distributors)

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Autonomic Nervous System (ANS) - PD2i Analyzer™ Competitive Advantages

- **Heart Rate Variability (HRV) testing is the most common non-invasive method to determine patients at risk of Autonomic Nervous System (ANS) dysfunction**
- **Ansar Group is Vicor's principal competitor to the PD2i Analyzer**
  - Ansar developed the ANX 3.0, a noninvasive, real time digital analyzer of autonomic nervous system functioning
  - ANX 3.0 monitor costs ~$40,000 compared to $5,125 for the PD2i Analyzer™
  - Management believes that the PD2i® metric is a more sensitive measure of HRV in diabetic patients than the metric used by the ANX 3.0 - the Normal Range Study in conjunction with several studies in diabetics will be used as proof
- **Traditional clinical screening tests (i.e. patient's history, physical exams) are ineffective for early detection of diabetic and cardiac autonomic neuropathy (DAN/CAN)**

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12 Cardiac Mortality - PD2i Cardiac Analyzer(tm)Market OpportunityMilestones and Marketing PlanMUSIC TrialCompetitive Advantages

Cardiac Mortality - PD2i Cardiac Analyzer™ Market Opportunity

- **81 million people affected by cardiovascular diseases in the United States:**
  - Cardiac Ischemia (heart attack): lack of blood flow and oxygen to the heart
  - Congestive Heart Failure: heart cannot pump enough blood to organs
- **15 million immediate at-risk patient population with cardiac disease:**
  - Sudden Cardiac Death (SCD or arrhythmic death): swift and unexpected loss of heart function, largest cause of natural death in United States (>300,000 / year)
    - Post myocardial infarction (MI or heart attack): 8 million
    - Congestive heart failure (pump failure): 5 million
    - Syncope (fainting/dizziness) and non-ischemic dilated cardiomyopathy (damaged/enlarged heart): 2 million
  - 30 million tests annually: $1.2 billion market for the PD2i Cardiac Analyzer
- **Accurate identification of at-risk patients needed to implant ICDs or CRT-Ds**
  - Implantable cardioverter defibrillators (ICDs) monitor heart rate and rhythm and provide a shock to prevent arrhythmic death
  - ICDs enabled with Cardiac Resynchronization Therapy (CRT) provide assistance to the heart's pumping ability as well as a shock to prevent arrhythmic death
  - Conventional diagnostics misidentifiy at-risk patients:
    - Many people who don't need ICDs get implanted – 20 ICDs need to be implanted to save a single life
    - ~80% of those who do die from arrhythmic death would not even qualify for implantation under current criteria/methodology
  - The PD2i Algorithm is the most accurate and effective easy-to-use technology in predicting the risk of cardiac mortality: it directly addresses the over- and under-implantation of devices

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Cardiac Mortality - PD2i Cardiac Analyzer™ Milestones and Marketing Plan

- **Submitted 510(k) premarket notification for cardiac mortality on July 1, 2010**
- **Once approved for cardiac claim, the "PD2i Cardiac Analyzer" can be marketed for the prediction of cardiac mortality in at-risk patients**
  - Expect 510(k) clearance in 2H 2010
  - Able to accurately risk stratify patients into those at high or low risk of suffering a fatal cardiac event such as arrhythmic death or pump failure death
  - Results should be reviewed by qualified medical personnel and be used as an adjunct to clinical history and the results of other tests
- **Marketing Plan**
  - Beta tests in several practices
    - Cedars Sinai Medical Group-Los Angeles
    - Jackson Memorial Hospital North-Miami
  - Initially use VF Medical's 25 sales reps in NC and SC
  - Thought Leader seminars: 2H 2010
  - Roll out in 2H 2010 of other states

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Cardiac Mortality - PD2i Cardiac Analyzer™ "MUSIC" Trial

- **MUSIC trial data set was sufficient to submit the 510(k) premarket notification for cardiac mortality**
- **MERTE SUBITA EN INSUFFICIENCIA CARDIACA (MUSIC) Trial**
  - Collaboration with the University of Rochester and the Catalan Institute of Cardiovascular Sciences in Barcelona
  - The trial studied the ability of the algorithm to predict cardiac events in congestive heart failure patients
  - Largest heart failure population ever studied: 651 patients with congestive heart failure
  - The first trial to document abnormal heart rhythm as a predictor of sudden cardiac death
  - Patients followed for a mean of 44 months
  - 138 total deaths; 52 verified arrhythmic deaths
- **Results show the PD2i algorithm was effective in predicting:**
  - Total mortality
  - Cardiac mortality
  - Heart failure mortality
- **The 510(k) will broaden the market for the PD2i Analyzer as a diagnostic tool for cardiologists in their assessment of treatment options for heart failure patients**

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Cardiac Mortality - PD2i Cardiac Analyzer™ Competitive Advantages

- **Currently existing tools to determine patients at risk of Sudden Cardiac Death (SCD or arrhythmic death) all have significant drawbacks**
- **Non-invasive tools: ECG, ambulatory monitoring, echocardiography, cardiac stress tests**
  - Are inaccurate because (a) they are insensitive to nonlinearities in the data, (b) they assume random variation in the data (stochastic) and (c) the system generating the data cannot change during the recording
  - Requires stress testing (risky for heart patients)
- **Invasive diagnostic tools: cardiac catheterization, electrophysiology study**
  - Same type of risks that accompany any major surgery
- **Cambridge Heart (competitor to the PD2i Cardiac Analyzer)**
  - Requires stress testing (risky for heart patients)
  - More expensive: use costly electrodes (physicians are not separately reimbursed)
  - Procedure cannot be performed on patients with irregular heartbeats or taking beta blockers
  - Device costs ~$45,000 compared to $5,125 for the PD2i Cardiac Analyzer™

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17 Trauma - PD2i-VS(tm) (Vital Sign)Market OpportunityMilestones and Marketing PlanUSAISR Trial

Trauma - PD2i-VS™ (Vital Sign) Market Opportunity

- **PD2i-VS to be used as a diagnostic tool**
  - To assess the severity of injury and imminent death and to determine the need for immediate life saving intervention
- **Military sector opportunity: U.S. and foreign armed forces**
  - Critically injured soldiers
- **Civilian sector opportunity: triage and trauma emergency response**
  - 38 million annual emergency response calls (e.g. car accidents) in the United States
  - To target hospitals, emergency service providers and critical care personnel
  - $760 million market for the PD2i-VS
- **VS monitoring application would provide critical care personnel with ongoing status updates of the patient's condition**



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Trauma - PD2i-VS™ (Vital Sign) Milestones

- **Being developed in collaboration with the United States Army**
  - Research and Development Agreement signed in January 2008
  - Allows for emergency responders to sort victims based on need for medical treatment.
  - US Army has presented the findings at several conferences in the United States and Europe - the PD2i-VS was presented as the most promising diagnostic tool for in-field trauma triage
- **FDA submission for 510(k) marketing clearance expected in 2H 2010**
  - If cleared, Vicor can begin marketing the PD2i-VS for a claim of trauma triage
  - Anticipated to be used for civilian triage and trauma emergency response and in intensive care units
- **In addition to the triage application noted above, Vicor completed programming necessary for the PD2i-VS to also operate as a continuous vital sign monitor**
  - The monitor would indicate the ongoing status of the patient's condition and alert critical care personnel if lifesaving intervention was required
    - Emergency rooms
    - Intensive care units
    - Operating rooms

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Trauma - PD2i-VS™ (Vital Sign)
USAISR Trial and Other Studies

- **U.S. Army Institute of Surgical Research (USAISR) Trial**
  - Supports a 510(k) submission to the FDA for a marketing claim related to diagnosing patients at imminent risk of death from trauma (trauma triage)
  - Collaborative Research and Development Agreement in January 2008
  - "Prediction of Injury Severity and Outcome in the Critically Ill Using the Point Correlation Dimension Algorithm (PD2i®)": the trial studied the ability of the algorithm in the prediction of death in trauma patients
  - Study of 325 trauma patients to determine which patients would die of their injuries
  - 20 deaths: all were correctly identified by low PD2i® value
  - Conventional triaging techniques had indentified only 6 of the 20 patients as requiring lifesaving intervention

- **PD2i-VS as a continuous vital sign monitor**
  - Planned and ongoing studies to test the PD2i-VS as a monitoring instrument
    - Massachusetts General Hospital
    - University of Mississippi Medical Center
    - Further studies by the USAISR

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21 Business Model / EconomicsVicorPhysician

Vicor's Business Model

"Printer, Printer Cartridge" Business Model

- Revenue from the sale of the device (~$5,125)
- Recurring fee ($40) for each test performed
  - Expected to be the catalyst for growth as installed unit base increases
  - Vicor bills the physician monthly for the number of tests performed

High margin products

- Estimated product margin of 30%
- Estimated test margin of 70%

Sample Economics	Vicor
Number:	
Tests Per Day	3
Analyzers	500
Annual Tests	375,000
Dollars:	
Product Revenue	$2,562,500
Test Revenue	$15,000,000
Total Revenue	$17,562,500
Profit	$11,268,750

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Physician's Economics

Reimbursement to healthcare providers by third party insurers

- There are currently 60 ICD-9 diagnosis codes available for reimbursement by Medicare, Medicaid and private insurers
- Reimbursement to physicians will likely be ~$160 per test

Incentive for Physician Use

- Low up-front investment
- Per test revenue (Vicor and Physician)
- Physician break-even in less than a month (after 51 tests performed)

Sample Economics	Physician
Number:	
Tests Per Day	3
Analyzers	1
Annual Tests	750
Dollars:	
Up-front investment	$5,125
Revenue	$160 / test
Gross Profit	$100 / test
Total Annual Gross Profit	$75,000

(1) Estimated gross profit per test after payment to Vicor, technician's time and disposables.

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24 ManagementScientific Advisory BoardInvestment Highlights

Management

Highly experienced management team has track record with public and high-growth companies as well as discovery and commercialization of products.

- **David Fater – President and CEO**
  - Over 13 years experience as a senior executive with 3 public healthcare companies
  - Spent 24 years as a senior international partner with Ernst & Young
- **Dr. Jerry Anchin, Ph.D. – VP of Product Development**
  - 25 year's accumulated experience in the biotechnology diagnostic and medical device sector
  - Actively involved in immunology, molecular biology, and drug discovery
  - Holds patents for 14 immunoassay and drug discovery platforms and an additional 16 patents pending
- **Dr. Richard M. Cohen, Ph.D. – Chief Operating Officer**
  - 30 year's experience in worldwide operations and sourcing for manufacturing companies
  - COO of four health care companies, including two medical device companies

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Management

- **Dr. Daniel N. Weiss, M.D.,F.A.C.C. – Chief Medical Officer**
  - Extensive experience as a practicing cardiologist and electrophysiologist
  - Partner of Florida Arrhythmia Consultants. Director of the Jim Moran Heart and Vascular Center since 1994
  - Consultant to Medtronics, St. Jude Medical, and Guidant
- **Dr. James Skinner, Ph.D. – VP of Research and Science**
  - Extensive experience as a scientist and manager of large research and development projects
  - Professor of Medicine at Baylor College of Medicine. Recipient of many research grants
  - Principal investigator of a program that operated 5 laboratories and 3 core facilities
- **Vicor is in the process of searching for an SVP of Sales & Marketing.**
  - Candidates in consideration are currently heading up sales efforts at major medical device companies.

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Scientific Advisory Board

Vicor has assembled a Scientific Advisory Board consisting of medical doctors and other professionals with experience in relevant scientific and medical fields. The advisory board provides thought-leader guidance to management regarding science, research and product development.

- **Mark E. Josephson, M.D.**
  - Chief of Cardiology at Beth Israel Deaconness Medical Center
  - Author of "Clinical Cardiac Electrophysiology"
  - Scientific Advisor to over 20 companies
- **Hein J. J. Wellens, M.D.**
  - Professor & Chairman of Department of Cardiology Academisch Ziekenhuis Maastricht
  - Director of Interuniversity Cardiology Institute of the Netherlands
- **Richard M. Luceri, M.D., F.A.C.C.**
  - Director Interventional Arrhythmia Center, Holy Cross Hospital
  - Clinical investigator in MADIT II Trial
  - Clinical investigator & Principal Author SCD-HeFT Trial
- **Jules Mitchel, Ph.D., MBA**
  - Founder and President/CEO Target Health Inc. NYC

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Scientific Advisory Board

- **Robert G. Hauser, M.D., F.A.C.C., FHRS**
  - Senior Consulting Cardiologist - Minneapolis Heart Institute
  - Chairman Cardiovascular Services Division at Abbott Northwestern Hospital
  - Chief Executive Officer of Cardiac Pacemakers, Inc –acquired by Guidant
- **Jonathan Kaplan, M.D., M.P.H.**
  - Medical Director of Fidelis Care in New York
  - Former Medical Director for Excellus Blue Cross Blue Shield
- **David Chazanovitz**
  - Former CEO of Cambridge Heart, Inc.
- **Edward F. Lundy, M.D., Ph.D.**
  - Chief of Cardiothoracic Surgery at Good Samaritan Hospital
  - Ph.D. in Physiology with focus on altered-state physiologies (hibernation)

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Investment Highlights

- Life Saving Technology
- Substantial Unmet Medical Need in Risk Stratification
- In the Process of Entering Three Large Markets
- High Margin, High Operating Profit Products
- Attractive Business Model: "Printer, Printer Cartridge" Model with Recurring Test Revenue
- Highly Experienced Management Team
- World-Class Scientific Advisory Board

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Thank You. Vicor Technologies, Inc. 2300 NW Corporate Blvd.,Suite 123 Boca Raton, FL 33431 Phone: (877) 528-PD2i (7324) Fax: (561) 995-2449 www.vicortech.com

- Appendix
  - Available ICD-9 Diagnostic Codes
  - ICD-9 Coding Example
  - Clinical Trials Summary
  - USAISR Trial Details
  - Intellectual Property

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AVAILABLE DIAGNOSTIC CODES (ICD-9 for test authorization)

CARDIOLOGY

401.0 - 405.99	Hypertension
412	Post – MI
413.9	Angina
440.9	Atherosclerosis
424.0	Mitral Valve Prolapse Syndrome
425.4	Cardiomyopathy
427.9	Cardiac Dysrhythmias
428.0	Congestive Heart Failure

ENDOCRINOLOGY

244.8	Acquired Hypothyroidism
246.9	Thyroid Disorders
256.31	Premature Menopausal Symptoms
627.2	Menopausal Syndromes

NEPHROLOGY

402.90	Hypertensive Renal Disease
586	Renal Failure

DIABETES 250 – 250.8**

INTERNAL MEDICINE

278.01	Morbid Obesity
279.3	Unspecified Immunity Deficiency
296.80	Bipolar Disease
311	Depression
300.00	Anxiety
307.4**	Sleep Disorders
530.11	GERD
536.3	Gastroparesis
564.1	Irritable Bowel Syndrome
729.1	Fibromyalgia
309.81	Post-Traumatic Stress Syndrome
782.3	Edema

NEUROLOGY

307.01	Tension Headache
314.01	ADD/ADHD
332.0	Parkinsonism
333.0	Shy-Drager Syndrom (Orthostatic Hypotension with Multisystem Degeneration)
337.00	Idiopathic Peripheral Autonomic Neuropathy
337.2	Chronic Regional Pain Syndrome or RSD
340	Multiple Sclerosis
346.0 – 346.9**	Migraine
356.4	Idiopathic Progressive Polyneuropathy
356.8	Other Specified Idiopathic Peripheral Neuropathy
356.9	Unspecified Peripheral Idiopathic Neuropathy
357.2	Polyneuropathy in Diabetes
357.4	Polyneuropathy in Other Disease Classified Elsewhere
358.1	Myasthenic Syndrome (Eaton-Lambert)
458.0	Orthostatic Hypotension
458.1	Chronic Hypotension
742.8	Other Specified Congenital Anomalies of the Nervous System
780.2	Syncope and Collapse
780.4	Dizziness, Light-headedness and Vertigo
780.71	Chronic Fatigue Syndrome
780.0	Headache
785.0	Tachycardia (Postural)

PULMONOLOGY

780.5 – 780.59	Sleep Disturbances
493.9 – 493.92**	Asthma
493.2**	COPD (Asthma with Chronic Obstructive Pulmonary Disease)

This example was put together to help aid you on proper reimbursement procedures. If you have any questions regarding reimbursement, please feel free to contact David Fater toll-free at 800-998-9964

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ATTN: BILLING DEPARTMENT
ICD-9 CODING FOR VICOR MONITORING

CPT CODING EXAMPLE:

STEP 1: **Use proper diagnosis code(s) for patient. See reverse side for ICD-9 Coding list.*****
(i.e., 250.6 Diabetes with neurological manifestations)

STEP 2: **CPT CODING for VICOR TESTING (95921 & 95922)**
95921 & 95922 are separate and distinct procedures. On occasion, certain Coding Software requires the -59 Modifier be used to unbundle claims. Please contact David Fater with any questions or concerns.

CPT CODE	DESCRIPTION	2010 NATIONAL REIMBURSEMENT AVERAGE	SUBMITTAL REQUEST
95921	Parasympathetic Nervous System Testing	$75.59	$150
95922	Sympathetic Nervous System Testing	$91.81	$150

PT CODING for 3-Lead Rhythm ECG:

During the Vicor test a 3-lead ECG is also performed. You may bill for this procedure in addition to Sympathetic and Parasympathetic testing, but you may not be paid separately if it's included in Vicor's testing.
** This code is not specific to our technology. It is not reimbursed by every insurance provider; those that are reimbursing may require a 59 Modifier. (Please refer to your states policies.)

CPT CODE	DESCRIPTION	2010 NATIONAL REIMBURSEMENT AVERAGE	SUBMITTAL REQUEST
93000**	Routine ECG with at least 12 leads; with interpretation and report	$20.28	$25

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Ongoing Clinical Trials & Market Potential Ongoing Clinical Trials & Market Potential 34 Current trials underway at various institutions (some of which are sponsored by Vicor) include the following:

PD2i VS(tm) 35 USAISR Study #1USE OF HEART-RATE COMPLEXITY TO DETERMINE THE NEED FOR LIFE SAVING INTERVENTIONS IN COMBAT CASUALTIES Abnormal HRC values exhibited in all patients Those requiring LSI's had Min PD2i values < 1 Findings suggest utility of PD2i for diagnosis of need for LSI

Intellectual Property Intellectual Property 36 Patents issued related to the PD2i technology includes 4 U.S. patents (listed below) and 3 foreign patents. Pending patent applications include numerous U.S. and foreign patents.